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                     RETAIL CLASS OF AIM EQUITY FUNDS, INC.

                           AIM AGGRESSIVE GROWTH FUND

                       Supplement dated December 16, 1996
                    to the Prospectus dated January 2, 1996
                          as revised November 5, 1996


APPROVAL OF NEW ADVISORY, ADMINISTRATIVE SERVICES AND DISTRIBUTION AGREEMENTS

         On December 11, 1996, the Board of Directors (the "Board") of AIM Equity Funds, Inc. (the "Company") approved a new investment advisory agreement, subject to shareholder approval, between A I M Advisors, Inc. ("AIM") and the Company with respect to AIM Aggressive Growth Fund (the "Fund"). Shareholders will be asked to approve the proposed advisory agreement at an annual meeting of shareholders to be held on February 7, 1997 (the "Annual Meeting"). The Board has also approved a new administrative services agreement with AIM and a new distribution agreement with A I M Distributors, Inc. There have been no material changes to the terms of the new agreements, including the fees payable by the Fund. No change is anticipated in the investment advisory or other personnel responsible for the Fund as a result of these new agreements.

         The Board has approved these new agreements because the Fund's corresponding existing agreements will terminate upon the consummation of the proposed merger of A I M Management Group Inc., the parent of AIM, into a subsidiary of INVESCO plc. INVESCO plc and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. It is contemplated that the merger will occur on February 28, 1997. Provided that the Fund's shareholders approve the new advisory agreement at the Annual Meeting and the merger is consummated, the new advisory agreement with respect to the Fund, as well as the new administrative services and distribution agreements, will automatically become effective as of the closing of the merger.

PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT POLICIES

         The Board has unanimously approved the elimination of and changes to certain fundamental investment policies of the Fund, subject to shareholder approval. Shareholders will be asked to approve these changes at the Annual Meeting. If approved, they will become effective on March 1, 1997.

         Investment in Other Investment Companies

         The Fund is currently generally prohibited from investing in other investment companies. The Board has approved the elimination of this prohibition, and the amendment to another fundamental investment policy that corresponds to the proposed elimination. The elimination of the fundamental investment policy that prohibits the Fund from investing in other investment companies and the proposed amendment to the corresponding fundamental investment policy would permit investment in other investment companies to the extent permitted by the Investment Company Act of 1940, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the Securities and Exchange Commission.

         For additional information regarding the proposed changes described above, see the Funds' Statement of Additional Information dated September 23, 1996, as supplemented November 5, 1996 and December 16, 1996.